Exhibit 10.13

Yoshiharu Ramen

La Mirada

LIFE CONSTRUCTION
LIFE CONSTRUCTION DEVELOPMENT, Inc.
12658 Hoover Street
Garden Grove, CA 92841

Contract Agreement

Yoshiharu Ramen
12806 La Mirada Blvd.
La Mirada, CA 90638

Dear Mr. Chae,

Thank you for giving us the opportunity to provide you with this proposal. We are confident in the quality of service and workmanship that we can provide through our team of highly trained experts.

We are looking forward to starting this project with you soon!

For any further clarification and/or information, please feel free to contact us at any time.

Yours very truly,

David Cho
CEO

Life Construction Development, Inc.

LIFE CONSTRUCTION
LIFE CONSTRUCTION DEVELOPMENT, Inc.
12658 Hoover Street
Garden Grove, CA 92841

Contract Agreement

Project Info

Tenant Improvement
Total Floor Area: 1,500 SF
Construction Type: Type 5-B, Fire Alarm

Architect Info

AHK Architecture
13005 Mesa Verde Way
Sylmar, CA 91342

Project No: 21-0222

Proposal Date: February 22, 2021

Project Location:

12806 La Mirada Blvd.
La Mirada, CA 90638

Owner Information:

Global DD Group Inc. DBA
Yoshiharu Ramen
12806 La Mirada Blvd.
La Mirada, CA 90638

Proposal Summary

Section 1 – Work Preparation
Section 2 – Building
Section 3 – Mechanical
Section 4 – Electrical
Section 5 – Plumbing
Section 6 – Kitchen Hood
Section 7 – Flooring & Tiles
Section 8 – WIC/WIF
Section 9 – Paint
Section 10 – Storefront System **(NIC)
Section 11 – Camera/Speakers/TV/Internet **(NIC)
Section 12 – Fire System
Section 13 – Cabinets
Section 14 – Furniture & Design
Section 15 - Kitchen Equipment **(NIC)
Section 16 – Roofing **(NIC)
Section 17 – Provision

Section 18 – Exclusion *****Please read carefully***

**NIC = Not in Contract

Project Description

Section 1 – Work Preparation $3,000.00

1.1 Remove existing flooring per plan
1.2 Remove existing restroom items per plan
1.3 Remove existing ceiling per plan
1.4 Remove existing walls per plan
1.5 Remove and discard trash from property

Section 2 – Building $106,500.00

2.1 Install new walls per plan
2.2 Install new floors per plan
2.3 Install new ceilings
2.4 Install wood trims per architect's rendering
2.5 Install new FRP panels in kitchen
2.7 Install vertical woods in dining – 5 ea.
2.6 Install new kitchen ceiling tiles – Smooth washable type
2.7 Install new asphalt

Section 3 – Mechanical $25,000.00

3.1 Install new package unit – Bryant 604DPXA60000AA or equal
3.2 Install new ducts per code
3.3 Install new registers
3.4 Perform maintenance on existing a/c unit

Section 4 – Electrical $18,000.00

4.1 Install new recessed lights and pendant lights per plan
4.2 Install new outlets per plan
4.3 Install new switches
4.4 Install new LED strip lights on ceiling soffit
4.5 Wire AC systems, blowers, make up
4.6 Install air curtain per plan

Section 5 – Plumbing $65,000.00

5.1 Install new plumbing fixtures per plan
5.2 Install new water pipes per plan
5.3 Install new gas pipes per plan
5.4 Install new vents per plan
5.5 Install new drains per plan
5.6 Install new tankless water heater per plan
5.7 Install grease interceptor

Section 6 – Kitchen Hood $19,000.00

6.1 Install 19'x4' hood in kitchen – Parts per plan or equal
6.2 Install make-up air per plan
6.3 Install ducts per plan

Section 7 – Flooring & Tiles $25,000.00

7.1 Smooth concrete sealed finish
7.2 Accent wall tiles in kitchen
7.3 Kitchen floor tiles
7.4 Restroom floor tiles

Section 8 – WIC..$14,000.00

8.1 Install new walk-in cooler
8.2 Install condenser on roof

Section 9 – Paint $12,000.00

9.1 All paint colors to be decided by owner
9.2 Paint walls per plan – Semi gloss
9.3 Paint ceilings per plan – Semi gloss
9.4 Mud, Patching and Sanding

Section 10 – Storefront System

10.1 NIC

Section 11 – Camera/Speakers/TV/Internet

11.1 NIC

Section 12 – Fire System $13,000.00

12.1 Install new ANSUL system per code
12.2 Install pull station per code
12.3 Install fire alarm system
**Fire sprinkler NOT require per architect – If city official requires a sprinkler, it will be under separate permit and proposal

Section 13 – Cabinets / Countertop ....,..$6,500.00

13.1 Install new countertop & cabinet per plan

Section 14 – Furniture & Design $56,000.00

14.1 Tables – 13 ea.
14.2 Booths – 30'6"
14.3 Chairs – 25 ea.
14.5 Wood Accents
14.6 Paintings/Artwork
14.7 Custom traditional door design

Section 15 – Kitchen Equipment (Not Included.)

15.1 All kitchen equipment needs to be supplied by the customer to the contractor before final inspections - Burners, dishwashers, All sinks, paper towel dispenser, soap dispenser, etc.
15.2 All kitchen amenities need to supplied by the customer to the contractor before final inspections- Soap, paper towels, water test strips, etc.
15.3 All restroom equipment's needs to be supplied by the customer to the contractor before final inspections - Soap dispenser, paper towel dispenser, mirrors, etc.
15.4 All restroom amenities need to supplied by the customer to the contractor before final inspections - Soap, toilet papers, paper towels, toilet seat cover, etc.

Section 16 – Roofing

16.1 NIC – Required to use landlord's subcontractor. Price to be set at a later time.

Section 17 – Provision

17.1 Provision

Section 18 – Exclusion

18.1 Main wire feeders
- a. Any main wire that needs to be ran from switchgear room

18.2 Lighting fixtures
- a. Pendant lights
- b. Additional light fixtures

18.3 Roof work

18.4 Low voltage
- a. Internet, cable, telephone, CCTV, speaker

18.5 Fire sprinkler system (Not required per architect – If city requires this, it will be under separate permit)

18.6 Restaurant Equipment - Any fixtures or equipment pertaining to the restaurant

18.7 Signage

18.8 Expenses required or demanded by surrounding tenants of jobsite to temporarily close

18.9 Additional work required by the inspector that differs from the approved plans

18.10 Special inspections; such as,
- a. Structural observation
- b. Deputy inspection
- c. Title 24
- d. Air balance test
- e. HERS test

18.11 Any fees architectural or engineering fees

18.12 Construction deposit utility fees

18.13 City fees
- a. Permit fees
- b. Sewer fees
- c. Traffic (impact) fees

Total: $393,700.00

PAYMENT SCHEDULE

Progress	Description	Percentage	Amount
Down Payment	- Contract finalized - Clean up - Layout	30%	$118,000
Rough Work	- Electrical Conduits, Wiring, J-Boxes - Mechanical Ducts, Thermostat Wires - Framing / Drywall - Plumbing Vents, Drains, Pipes - Alarm Conduit - Roof Frame Work, Penetration, Repairs - Kitchen System - Concrete Cutting - Reinforcement Bar	20%	$79,000
Rough Inspection	- Electrical - Mechanical - Framing / Drywall - Fire System - Plumbing - Kitchen System - Roofing - Reinforcement Bar	20%	$79,000
Interior Work	- Floor & Wall Tiles - Paint - Door Installation - Cabinet - Lighting Installation - Outlet Installation - HVAC Registers/Vent Installation - Thermostat Installation - Millwork - Molding - Caulking - Clean up	20%	$79,000
Final Inspection	- Building Final	10%	$38,700

*** All payment shall be received before commencement of the work listed above*

TOTAL CONSTRUCTION COST: $393,700.00

Agreement Terms

This Construction Agreement is made and entered into as of the signed date below by and between the **Yoshiharu Ramen**, hereinafter referred to as the "CLIENT" and Life Construction Development, Inc., hereinafter referred to as the "CONTRACTOR";

Witnesseth:

WHEREAS, the CLIENT requires the services for a duly licensed and qualified construction firm to develop his/her property;

WHEREAS, the CONTRACTOR represents that it has the required professional skills/certifications and financial capacity to provide services to the Client;

NOW THEREFORE, the parties bind and agree to the following terms below:

I. PROJECT

The CLIENT will award a Construction project to the CONTRACTOR entitled **Yoshiharu Ramen**;

1. The location of the CLIENT's property will be properly endorsed to the CONTRACTOR, including the necessary technical details of the lot parcel/building;

II. PAYMENT TERMS

1. The CLIENT agrees to pay the CONTRACTOR an initial 30% of the estimated contract cost, upon the finalization of the estimated project cost.
2. The CLIENT will pay per the above payment schedule of the estimated project cost upon the commencement of the development.
3. Full payment of the project will be due and demandable ten (10) days after the completion and CLIENT's receipt of Certificate of Completion.
4. Payments should be made to the CONTRACTOR in Post Dated Checks and will be given an Official Receipt or Acknowledgement Receipt for every check received and validated.
5. Should the CLIENT be in default during the on-going construction, the CONTRACTOR has the right to give notice and may stop performance until the CLIENT corrects the default within thirty (30) business days.
6. Any delays and/or additional work in the construction caused by the CLIENT, city officials, landlord, surrounding tenants, and/or unforeseen circumstances may result in additional costs reviewed by the CONTRACTOR to the CLIENT.

III. CONSTRUCTION BOND AND PERMITS

1. The applicable construction bond applied during the development/construction of the project will be shouldered by the CONTRACTOR provided that the cost of the bond will be included as part of the total estimated cost.
2. All concerned permits for the construction phase will be form part of the estimated project cost and shall be duly completed by the CLIENT before the start date stated in the contract.

IV. CONSTRUCTION MATERIALS

1. CONTRACTOR will use the approved materials per the approved plans; unless specified differently from approved plans by a building official.
2. Changes/Modifications in materials will be reflected in the estimated project cost and will be reviewed by the CONTRACTOR.

V. WORK SCHEDULE

1. The CONTRACTOR will provide a schedule of the performance of work to the CLIENT prior to the commencement of construction.
2. Extension of work schedule is permitted in case of any unforeseen circumstances, any additional work requested, or delayed response from the CLIENT, city officials, or landlord.

VI. COMPLIANCE

1. Should the CONTRACTOR fail to meet the requirements set by the CLIENT, the CLIENT may notify the CONTRACTOR in writing that the CONTRACTOR is in default and will be given up to five (5) business days to act. If the CONTRACTOR fails to comply or respond within the given period, the CLIENT may correct the default and deduct the cost thereof from any payment due to the CONTRACTOR or terminate the Agreement.
2. If the CLIENT decides to terminate the Agreement, the CONTRACTOR shall be entitled to payment for services rendered until termination of contract.

VII. WARRANTIES

1. The CONTRACTOR warrants the Work against defects in workmanship and materials for a period of 12 months after full completion and turnover of the building.
2. The warranty does not take effect if the CLIENT is in default of this Agreement or the effects of normal damages brought by wear and tear, caused by the faulty maintenance of the CLIENT.
3. Should the CLIENT provide the CONTRACTOR with a notice of a warranty claim under the 12 month period stated in this Agreement, the CONTRACTOR should respond within thirty (30) business days to the said warranty.

In Witness Whereof, the parties have executed this Agreement on the date and place above specified.

VIII. ATTORNEY FEES

1. In any litigation, arbitration, or other proceeding by which one party either seeks to enforce its rights under this Agreement (whether in contract, tort, or both) or seeks a declaration of any rights or obligations under this Agreement, the CLIENT shall pay all reasonable attorney fees, and costs and expenses incurred.

Signed by:

X [signature] 3/23/21
Name: Date

Title:

Yoshiharu Ramen

X [signature] 3/23/2021
Name: Date

Title: CEO

Life Construction Development, Inc.